UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 9, 2011

Identive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-29440	77-0444317
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900-B Carnegie Avenue, Santa Ana, California		92705
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 250-8888

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to Current Report on Form 8-K/A (the “Amendment”) amends Item 5.02 of the Current Report on Form 8-K filed by Identive Group, Inc. on March 9, 2011. This Amendment is being filed to report that the Board of Directors of Identive Group, Inc. designated committee assignments for the new director appointed on March 9, 2011.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2011, the Board of Directors (the “Board”) of Identive Group, Inc.) appointed Bernard Bailey to the Audit Committee of the Board, in lieu of Steven Humphreys, and to the Nominating Committee of the Board, in lieu of Simon Turner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Identive Group, Inc.

May 9, 2011	By:	/s/ Melvin Denton-Thompson
Melvin Denton-Thompson
Chief Financial Officer and Corporate Secretary